Exhibit 32.2


       CERTIFICATION OF PERIODIC REPORT
       Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                   18 U.S.C. Section 1350

	The undersigned hereby certifies that (i) the foregoing Quarterly Report on Form 10-QSB filed by BOL Bancshares, Inc. (the "Registrant") for the quarter ended March 31, 2007, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in that Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




						/s/ Peggy L. Schaefer
May 10, 2007                         Peggy L. Schaefer
Date						Treasurer
                                     (in her capacity as Chief Accounting
                                     Officer of the Registrant)